    Exhibit 10.1
SECOND AMENDMENT
SECOND AMENDMENT, dated as of March 2, 2023 (this “Second Amendment”), to the Third Amended and Restated Credit Agreement, dated as of March 26, 2020 (as amended by the First Amendment, dated as of September 29, 2022, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; and as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), by and among AutoNation, Inc., a Delaware corporation (the “Borrower”), each lender party thereto (including in their capacity as Issuing Banks, if applicable, the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), among the Borrower, the Administrative Agent and the Lenders party hereto that represent all of the Lenders under the Existing Credit Agreement.
The Existing Credit Agreement, as amended by this Second Amendment, is referred to in this Second Amendment as the “Amended Credit Agreement”.
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Existing Credit Agreement;
WHEREAS, pursuant to Section 11.6 of the Existing Credit Agreement, the Borrower has requested certain amendments to the Existing Credit Agreement as set forth herein; and
WHEREAS, each Lender that executes this Second Amendment is willing to agree to such amendments, subject to the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:
1.Defined Terms. Terms defined in the Existing Credit Agreement and used herein (including, without limitation, in the recitals hereto) shall have the meanings given to them in the Existing Credit Agreement unless otherwise defined herein.
2.Amendments to the Existing Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below), Section 9.1 of the Existing Credit Agreement is hereby amended by deleting the body of paragraph (e) thereof and replacing it with the following:
“(e) if a default shall occur, which is not cured or waived, (i) in the payment of any principal, interest, premium or other amounts with respect to any Indebtedness (other than the Loans or any Vehicle Receivables Indebtedness) of the Borrower or of any Subsidiary (other than any Eligible Special Purpose Entity) in an outstanding aggregate amount not less than $100,000,000, or (ii) in the performance, observance or fulfillment of any term or covenant (other than any term or covenant in any way restricting the Borrower’s or any such Subsidiary’s right or ability to sell, pledge or otherwise dispose of Margin Capital Stock) contained in any agreement or instrument under or pursuant to which any such Indebtedness described in clause (i) above may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary (other than any Eligible Special Purpose Entity), and in the case of each of clauses (i) and (ii) such default shall continue for more than the period of grace, if any, therein specified, and if such default shall permit the holder of any such Indebtedness to accelerate the maturity thereof; or”

3.Conditions to Effectiveness of this Amendment. This Second Amendment shall become effective (the date of such effectiveness, the “Second Amendment Effective Date”) on the date on which the following conditions precedent are satisfied:
(a)Execution of Counterparts. (i) This Second Amendment shall have been executed and delivered by a duly authorized officer of each of the Borrower and the Administrative Agent and (ii) the Administrative Agent shall have received an executed counterpart hereof (or a copy thereof by facsimile transmission) from Lenders constituting the Required Lenders.
(b)Representations and Warranties. All representations and warranties made by the Borrower (other than in Section 6.1(e)(ii) of the Existing Credit Agreement) in each of the Loan Documents (including, for the avoidance of doubt, this Second Amendment) shall be true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and except that the financial statements referred to in Section 6.1(e)(i) of the Existing Credit Agreement shall be deemed to be those financial statements most recently delivered to the Administrative Agent and the Lenders pursuant to Section 7.1 of the Existing Credit Agreement.
(c)No Default. No Default or Event of Default shall have occurred and be continuing after giving effect to this Second Amendment.
(d)Fees and Expenses. All expenses required to be paid by the Borrower under Section 11.5 of the Credit Agreement on or prior to the Second Amendment Effective Date in connection with this Second Amendment shall have been paid; provided that any legal fees and expenses incurred in connection with the negotiation, execution, preparation and delivery of this Second Amendment, an invoice in respect of which is not provided to the Borrower at least 2 Business Days prior to the date of this Second Amendment, shall not be reimbursed by the Borrower unless an invoice with respect thereto shall be provided to the Borrower within 30 days after the date of this Second Amendment. All fees required to be paid by the Borrower on or prior to the Second Amendment Effective Date in connection with this Second Amendment shall have been paid.
4.Representation and Warranties. To induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:
(a)The execution, delivery, and performance by the Borrower of this Second Amendment is within its corporate powers, has been duly authorized by all necessary corporate action, and do not violate any provision of applicable law or any material agreement, indenture, or other instrument to which the Borrower is a party or by which the properties or assets of the Borrower is bound or the Organizational Documents or Operating Documents of the Borrower or give cause for acceleration of any of its Indebtedness, except to the extent that such violation or acceleration would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)All material authorizations and approvals by, notices to and filings with all Governmental Authorities required for the due execution, delivery and performance of this Second Amendment have been obtained or made and are in full force and effect, except to the
2

extent that the failure to obtain or make, or to have in full force and effect, such authorizations, approvals, notices and filings would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)This Second Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforceability of creditors’ rights generally or equitable principles which may limit the availability of equitable remedies (whether in a proceeding at law or in equity).
5.Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect. On and after the Second Amendment Effective Date, any reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and any reference to the Credit Agreement in any other Loan Document, shall mean and be a reference to the Amended Credit Agreement. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
6.Counterparts; Electronic Execution. The provisions of Section 11.7 of the Existing Credit Agreement are hereby incorporated by reference and shall apply to this Second Amendment, mutatis mutandis.
7.Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.Integration. This Second Amendment shall constitute a Loan Document. This Second Amendment and the other Loan Documents represent the agreement among the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
9.Governing Law, Waivers of Jury Trial, Submission to Jurisdiction. The provisions of Section 11.14 of the Existing Credit Agreement captioned “Governing Law; Waiver of Jury Trial” are hereby incorporated by reference as if fully set forth herein, mutatis mutandis.

[Remainder of page intentionally left blank]
3

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
AUTONATION, INC.
By    /s/ V. Mathew Giunta
Name: V. Mathew Giunta
Title: Vice President, BOS

[SIGNATURE PAGE TO SECOND AMENDMENT]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:    /s/ Jonathan Bennett
    Name: Jonathan Bennett
    Title: Executive Director

[SIGNATURE PAGE TO SECOND AMENDMENT]

Bank of America, N.A., as a Lender

By:    /s/ David T. Smith
    Name: David T. Smith
    Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

Truist Bank, as a Lender

By:    /s/ John P. Wofford
    Name: John P. Wofford
    Title: Authorized Officer

[SIGNATURE PAGE TO SECOND AMENDMENT]

Wells Fargo Bank, National Association, as a Lender

By:    /s/ Ryan Kunzler
    Name: Ryan Kunzler
    Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

TOYOTA MOTOR CREDIT CORPORATION, as a Lender

By:    /s/ David Boskey
    Name: David Boskey
    Title: National Accounts Manager

[SIGNATURE PAGE TO SECOND AMENDMENT]

Mercedes-Benz Financial Services USA LLC, as a Lender

By:     /s/ Farrah Vaughn-Dixon
Name: Farrah Vaughn-Dixon
Title: Regional Dealer Credit Manager – National Accounts

[SIGNATURE PAGE TO SECOND AMENDMENT]

MIZUHO BANK, LTD., as a Lender

By:    /s/ Donna DeMagistris
    Name: Donna DeMagistris
    Title: Executive Director

[SIGNATURE PAGE TO SECOND AMENDMENT]

US Bank National Association, as a Lender

By:    /s/ Brett M. Justman
    Name: Brett M. Justman
    Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

PNC Bank National Association, as a Lender

By:    /s/ James Cullen
    Name: James Cullen
    Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

Citizens Bank, N.A., as a Lender

By:    /s/ Dora Yagudayeva
    Name: Dora Yagudayeva
    Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

BMW Financial Services NA, LLC, as a Lender

By:    /s/ Emily Adams
    Name: Emily Adams
    Title: Credit Manager

By:    /s/ Michael Ferguson
    Name: Michael Ferguson
    Title: General Manager, Credit
[SIGNATURE PAGE TO SECOND AMENDMENT]

American Honda Finance Corporation, as a Lender

By:    /s/ Melissa Olmos
    Name: Melissa Olmos
    Title: DFS Assistant Manager

[SIGNATURE PAGE TO SECOND AMENDMENT]

TD Bank N.A., as a Lender

By:    /s/ Edward A. Palek, Jr.
    Name: Edward A. Palek, Jr.
    Title: VP, Market Credit Manager

[SIGNATURE PAGE TO SECOND AMENDMENT]

Ally Bank, as a Lender

By:    /s/ Richard Taylor
    Name: Richard Taylor
    Title: Authorized Representative

Ally Bank, as Lender:

By:    /s/ Richard Taylor
    Name: Richard Taylor
    Title: Authorized Representative
[SIGNATURE PAGE TO SECOND AMENDMENT]

Santander Bank, N.A., as a Lender

By:    /s/ Scott Bernstein
    Name: Scott Bernstein
    Title: SVP

[SIGNATURE PAGE TO SECOND AMENDMENT]

Nissan Motor Acceptance Company LLC, as a Lender

By:    /s/ Todd Voorhies
    Name: Todd Voorhies
    Title: Sr. Manager, Dealer Credit
[SIGNATURE PAGE TO SECOND AMENDMENT]